SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934
                         (Amendment No.             )

      Filed by the Registrant  [X]

      Filed by a Party other than the Registrant  [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to S240.14a-11(c)
            or S240.14a-12

                        CARRINGTON LABORATORIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
      [X]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules
            14a-6(i)(1) and 0-11.

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        2)  Aggregate number of securities to which transaction applies:
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            computed pursuant to Exchange Act Rule 0-11. (set forth
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            Exchange Act Rule 0-11(a)(2) and identify the filing for
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

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 19, 2005


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 19, 2005, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

    (1) To elect three persons to serve as directors of the Company for terms expiring at the annual meeting of shareholders in 2008;

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 21, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2004 and financial statements for the fiscal year ended December 31, 2004 are contained in the accompanying 2004 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board

 Irving, Texas
 April 14, 2005

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300

                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 19, 2005

    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 19, 2005. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 25, 2005.

                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 21, 2005 (the "Record Date"). At the close of business on the Record Date, the Company had 10,727,977 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.

                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted for the election of the persons named as nominees under the caption "Election of Directors" as directors of the Company.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.

                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.

                           PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of February 28, 2005, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------
 Thomas J. Marquez                         948,408(1)              8.8 %
   c/o Carrington Laboratories, Inc.
   2001 Walnut Hill Lane
   Irving, Texas  75038

 ------------------------------------
 (1) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife and 152,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.

               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The three nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting. The shares represented by a broker non-vote (or other limited proxy) will not be entitled to vote on such proposals at the meeting and therefore will not be considered a part of the voting power present with respect to such proposals. Thus, the effect of such non-votes with respect to any of such proposals will be to reduce the number of affirmative votes required to approve the proposal and the number of negative votes required to block such approval. Abstentions with respect to any of such proposals will effectively count as a vote against such proposal.

                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be seven.

    At the meeting, three directors will be elected. All duly submitted and unrevoked proxies will be voted for the nominees selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated Ronald R. Blanck, D.O., R. Dale Bowerman and Edwin Meese, III for election as directors at the annual meeting, to serve three-year terms expiring at the annual meeting of shareholders in 2008. Dr. Blanck, Mr. Bowerman and Mr. Meese are currently directors of the Company, with terms expiring at the 2005 annual meeting, and each has consented to serve as a director if elected.

    The other four directors of the Company have been elected to terms that do not expire at the 2005 annual meeting. George DeMott and Carlton E. Turner, Ph.D., D.Sc. are currently serving terms expiring in 2006 and Thomas
 J. Marquez and Selvi Vescovi are currently serving terms expiring in 2007.

    Information as of February 28, 2005 about all seven directors of the Company, including the current nominees, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 65, has served as a director of the Company since January 1990. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, LLC from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system.

    GEORGE DEMOTT, 72, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with Wyeth, formerly American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    THOMAS J. MARQUEZ, 66, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 64, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 74, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994.

    RONALD R. BLANCK, D.O., 63, has  served as director of the Company  since
 June 2003.   Dr.  Blanck, a  retired U.S. Army Lt. General,  has  been  the president of the University of North Texas Health Science Center at Fort Worth since August 2000 where he oversees a growing academic health center that includes the Texas College of Osteopathic Medicine, Graduate School of Biomedical Sciences and School of Public Health. Dr. Blanck is a graduate of the Philadelphia College of Osteopathic Medicine and is board certified in internal medicine. He began his military career in 1968 as a medical officer and battalion surgeon in Vietnam. He retired 32 years later as the Surgeon General of the U.S. Army and commander of the U.S. Army Medical Command with more than 46,000 military personnel and 26,000 civilian employees throughout the world.

    EDWIN MEESE, III, 73, has served as director of the Company since June 2003. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation, a Washington-based public policy research and education institution where he also serves as Chairman of the Center for Legal and Judicial Studies. Additionally, he is a Distinguished Visiting Fellow at the Hoover Institution, Stanford University, California, and a Distinguished Senior Fellow at The University of London's Institute of United States Studies. In addition, Mr. Meese lectures, writes and consults throughout the United States on a variety of subjects. Mr. Meese served as the 75th Attorney General of the United States from February 1985 to August 1988. From January 1981 to February 1985 he held the position of Counselor to the President. As Attorney General and as Counselor, Mr. Meese was a member of the President's Cabinet and the National Security Council. He served as Chairman of the Domestic Policy Council and of the National Drug Policy Board. During the 1980 Presidential campaign, Mr. Meese served as Chief of Staff and Senior Issues Advisor for the Reagan-Bush Committee. Formerly, Mr. Meese served as Governor Reagan's Executive Assistant and Chief of Staff in California from 1969 through 1974 and as Legal Affairs Secretary from 1967 through 1968. Before joining Governor Reagan's staff in 1967, Mr. Meese served as Deputy District Attorney in Alameda County, California. From 1977 to 1981, Mr. Meese was a professor of Law at the University of San Diego, where he also was Director of the Center for Criminal Justice Policy and Management. In addition to his background as a lawyer, educator and public official, Mr. Meese has been a business executive in the aerospace and transportation industry, serving as Vice President for Administration of Rohr Industries, Inc. in Chula Vista, California. He left Rohr to return to the practice of law, engaging in corporate and general legal work in San Diego County. Mr. Meese is a graduate of Yale University, Class of 1953, and holds a law degree from the University of California at Berkeley. He is a retired Colonel in the United States Army Reserve. He is active in numerous civic and educational organizations and is the Chairman of the governing board of George Mason University in Northern Virginia.

    The Board of Directors recommends that shareholders vote FOR the election of Ronald R. Blanck, D.O., R. Dale Bowerman, and Edwin Meese, III as directors of the Company.

                  CORPORATE GOVERNANCE AND BOARD COMMITTEES

 Board Independence

    The Board of Directors has determined that, other than Dr. Turner, all of its current directors, including those standing for election at the 2005 annual meeting of shareholders, are "independent" as defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. (the "NASD"), as currently in effect.

 Board Structure and Committee Composition

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. Currently, the Board has seven directors and standing Executive, Audit, Compensation and Stock Option, and Board Governance and Nominating Committees. The membership and function of each committee is described below.

    During 2004, the Board of Directors held a total of seven meetings. Each director attended at least 75% of the aggregate of such meetings held during the period in which such director served and the meetings held by all committees on which such director served. The Board of Directors has adopted a policy concerning director attendance at annual meetings of the Company's shareholders. The Board expects all directors to attend annual meetings of the Company's shareholders. All of the directors attended the last annual meeting of shareholders.

 Executive Committee

    The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. During fiscal 2004, the Executive Committee held six meetings. All committee members attended all meetings held by the Executive Committee during 2004.

 Audit Committee

    The Board has established an Audit Committee for the purposes of reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; reviewing the results and scope of, and the fees for, the annual audit; reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors; and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are R. Dale Bowerman (Chairman), Thomas J. Marquez and Selvi Vescovi.

    The Audit Committee works closely with management as well as the Company's independent auditors. A complete description of the Audit
 Committee's responsibilities is set forth in the Charter of the Audit Committee of the Board of Directors, which is attached hereto as Appendix A.

    The Board has determined that R. Dale Bowerman qualifies as an "audit committee financial expert" as defined in recently promulgated rules of the Securities and Exchange Commission. As noted above, the Board of Directors has determined that Mr. Bowerman is an independent director.

    During fiscal 2004, the Audit Committee held six meetings. All committee members attended all meetings held by the Audit Committee during 2004.

 Compensation and Stock Option Committee

    The Board has established a Compensation and Stock Option Committee which serves as a compensation committee, makes recommendations to the Board with respect to compensation of executive officers of the Company, and is responsible for making grants of stock options under the Company's 2004 Stock Option Plan. The current members of the Compensation and Stock Option Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. During fiscal 2004, the Compensation and Stock Option Committee held three meetings, which were attended by all committee members.

 Board Governance and Nominating Committee

    The Board has established a Board Governance and Nominating Committee for the purposes of assisting the Board by identifying individuals qualified to become Board members, advising the Board concerning Board membership, leading the Board in an annual review, and recommending director nominees to the Board. The current members of the Board Governance and Nominating Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. A current copy of the Board Governance and Nominating Committee charter may be found on the Company's website at www.carringtonlabs.com. Click on "Investor Info" to find the "Corporate Governance" section of the website where the Board Governance and Nominating Committee charter is posted.

    The  Board Governance  and  Nominating Committee  has no  formal  written policy with respect to the consideration of candidates for director, including candidates recommended by shareholders. The Committee believes such a policy is not necessary because the Committee has not limited the sources from which it will receive recommendations for director candidates. To that end, the Committee will consider candidates recommended by shareholders of the Company who are entitled to vote for the election of directors at a shareholder meeting. Such shareholders may do so by sending a written request marked "Confidential" to the Chairman of the Board Governance and Nominating Committee, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Any such request should include information sufficient for the Committee to perform an initial evaluation of a recommended candidate's ability to serve as a director of the Company. The Committee will hold such recommendations until the Committee determines a new director is required. Shareholders who desire their recommendation to be considered in conjunction with the election of new directors, if any, at next year's annual meeting of shareholders should submit their recommendations so they are received not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

    Each shareholder recommendation must set forth: (a) the name and address of the shareholder who intends to make the nomination of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the written consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    The Board Governance and Nominating Committee annually evaluates the need for new members of the Board of Directors. When the Committee determines that new directors may be required, the Committee reviews recommendations previously received by the Committee from all sources, including recommendations from members of the Board of Directors as well as third parties not affiliated with the Company. If the Committee determines that it has no qualified candidates, the Committee will engage third party search firms to identify potential candidates, which firms would be paid market fees for the services they perform. Candidates passing the Committee's initial review are evaluated further through personal interviews and solicitation of third party recommendations. Candidates remaining at this point are then evaluated as to their ability to participate fully in the Board of Directors' schedule of meetings and to confirm their willingness to serve as a director of the Company. Thereafter, the Committee submits its recommendation to the Board of Directors with respect to those candidates the Committee believes should be included in the slate of directors to be recommended for nomination by the Board of Directors at the next annual meeting of shareholders. The Committee would apply this process whether or not the individual being evaluated was initially recommended by a shareholder.

    The Board Governance and Nominating Committee seeks to have a diverse Board of Directors comprised of individuals having a broad range of strengths and talents and the majority of whose members are independent of the Company and its management. The Committee believes that individuals recommended by the Committee for nomination to the Board of Directors should, at a minimum, possess sound business experience and judgment and high ethical standards. The Committee also believes that one or more of the Company's directors should possess substantial expertise in the areas of finance, governance and technical knowledge applicable to the industry.

    During fiscal year 2004, the Board Governance and Nominating Committee held two (2) meetings. All committee members attended all meetings held by the Board Governance and Nominating Committee during 2004.

 Shareholder Communications with the Board

    Shareholders interested in communicating with the Board of Directors may do so by writing to Chairman of the Board Governance and Nominating Committee, or Chairman of the Audit Committee, c/o Robert W. Schnitzius, Secretary, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Such communications, which should be marked as "Confidential," will be forwarded on an unopened basis to the addressee upon receipt.

 Code of Business Conduct and Ethics

    The Company has adopted a code of business conduct and ethics that applies to the Company's directors, executive officers and employees. A copy of the Company's code of business conduct and ethics may be found on the Company's website at www.carringtonlabs.com. Click on "Investor Info" to find the "Corporate Governance" section of the website where the code of business conduct and ethics is posted.

                               AUDIT DISCLOSURE

 Change in Independent Auditor

 As previously reported in the Company's Proxy Statement for the Annual meeting of Shareholders, on August 18, 2003, the Audit Committee of the Board of Directors of the Company dismissed the Company's independent auditor Ernst & Young LLP ("E&Y") and appointed Grant Thornton LLP as its new independent auditor. For the Company's fiscal year ended December 31, 2002, and during the subsequent interim period preceding the dismissal of E&Y, there was no disagreement between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports. E&Y's letter to the Securities & Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16.1 to the Company's Current Report on Form 8-K, dated August 28, 2003.

    During the Company's fiscal year ended December 31, 2002, and during the subsequent interim period preceding the dismissal of E&Y, the Company did not consult with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

    The Company expects one or more representatives of Grant Thornton LLP to attend the annual meeting, where they will be available to respond to appropriate questions. They will also have an opportunity to make a statement if they so desire.

 Audit Committee Report

      The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

      The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility.

 Independence of Audit Committee Members

      Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(14) of the NASD's listing standards and under applicable law.

 Review and Discussions

      The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004 and all matters of importance. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Grant Thornton LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence, including all matters described in the written disclosures.

      The Audit Committee has considered whether Grant Thornton LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence with respect to the Company and has concluded that the performance of audit and non-audit services by that firm, within the parameters set by the Audit Committee, does not adversely affect its independence.

 Recommendation to Include Audited Financial Statements in Annual Report

      Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

 Date:  March 16, 2005              AUDIT COMMITTEE

                                    R. Dale Bowerman, Chairman
                                    Thomas J. Marquez
                                    Selvi Vescovi

 Fees

      In accordance with its charter, the Audit Committee, at least annually, obtains and reviews a schedule from the approved auditors summarizing the nature of all services provided and the related fees paid for such services. Of the fees described below, 100% were approved by the Audit Committee as a part of this review.

 Ernst & Young LLP Fees

                                           2004               2003
                                         --------           --------
 Audit Fees                             $       -          $  43,000
 Audit Related Fees                             -                  -
   Acquisition assistance                       -              8,895
   Accounting consultation                      -              6,000
       S-8 Consent                          6,500                  -
      10-K Consent                          7,500              7,500
                                         --------           --------
                                        $  14,000          $  65,395
 Tax Fees                                      -                   -
 All Other Fees                                -                   -


 Grant Thornton LLP Fees
                                           2004               2003
                                         --------           --------
 Audit Fees
     10-K                               $  90,366          $  85,000
     A-133 Audit                           12,240                  -
     10-Qs                                 26,214              8,500
 Audit Related Fees
     Consulting with respect to
     compliance with the Sarbanes-
     Oxley Act                              7,500                  -
     S-8 Consent                            2,000                  -
                                         --------           --------
                                        $ 138,320          $  93,500

 Tax Fees                                      -                   -
 All Other Fees                                -                   -



          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                            AND EXECUTIVE OFFICERS

    The following table sets forth, as of February 28, 2005, the beneficial ownership of Common Stock of the Company by (i) each director and nominee for director of the Company, (ii) each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) all directors and executive officers as a group and (iv) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.


                                                       Common Stock
                                                    Beneficially Owned
                                               ----------------------------
                                                Number           Percent of
 Name                                          of Shares            Class
 ----                                          ---------         ----------
 Directors
 Ronald R. Blanck, D.O...................        85,000 (1)           *
 R. Dale Bowerman........................       163,500 (2)          1.5%
 George DeMott...........................       100,000 (3)           *
 Thomas J. Marquez.......................       948,408 (4)          8.8%
 Edwin Meese, III........................        85,000 (5)           *
 Carlton E. Turner, Ph.D., D.Sc..........       420,765 (6)          3.9%
 Selvi Vescovi...........................       161,000 (7)          1.5%

 Named Executive Officers (excluding
 directors and nominees named above)
 and Group
 Robert W. Schnitzius....................       146,082 (8)          1.4%
 Kenneth M. Yates, D.V.M.................        99,335 (9)           *

 All current directors and executive
 officers as a group (9 persons)              2,209,090 (10)        20.6%
 ___________________
 *  Less than one percent.

 (1) Includes 85,000 shares that Dr. Blanck has the right to acquire pursuant to options and warrants exercisable within 60 days after February 28, 2005.

 (2) Includes 125,000 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after February 28, 2005.

 (3) Includes 5,000 shares held by his wife and 85,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (4) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife, and 152,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (5) Includes 85,000 shares that Mr. Meese has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (6) Includes 242,000 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (7) Includes 125,000 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (8) Includes 110,000 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (9) Includes 86,930 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

 (10) Includes 1,096,530 shares that current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days after February 28, 2005.

                              EXECUTIVE OFFICERS

    The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., Robert W. Schnitzius and Jose Zuniga. Biographical information for Dr. Turner is set forth under "Election of Directors" above.

    KENNETH M. (BILL) YATES, D.V.M., 54, was elected President of DelSite Biotechnologies, Inc., the Company's wholly-owned subsidiary engaged in research and development of drug delivery products, in April 2002. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He served in various capacities for the Company in Research and Development, including Product Development Coordinator for Wound Care from 1990 to January 1999, and Vice President, Research and Development of the Company from January 1999 to April 2002. Since 1992, Dr. Yates has also served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    ROBERT W. SCHNITZIUS, 47, has been Chief Financial Officer and Treasurer of the Company since November 1997, Secretary of the Company since May 1998 and a Vice President of the Company since April 2002. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, Inc., also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, Inc., an engineering testing laboratory.

      JOSE ZUNIGA, 36, was elected Vice President, Operations in January 2004. He previously served as Manager for South American Business for the Company since May 2001. In addition, from December 2000 to May 2001, Mr. Zuniga was Director of Operations of Sabila Industrial, S.A., a Costa Rica subsidiary of the Company, and from September 1994 to June 1999, he was the Plant Engineer of that company. He was the Plant Superintendent of Terrapez, the largest tilapia processing facility of Central America, from June 1999 to December 2000. From March 1992 to August 1994 he served as QC Engineer of Trimpot Electronicas, an electronics manufacturer. He has a Master of Business Administration degree from Universidad Latina de Costa Rica, and a Bachelor of Science degree in industrial engineering from Universidad Internacional de las Americas in Costa Rica.

    All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office. There are no family relationships between any executive officers or person chosen to become executive officers.

         DIRECTOR AND EXECUTIVE COMPENSATION AND COMPENSATION REPORT

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $2,500 and $2,500 for the Chairman of the Board and $2,000 for all other members for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee and Governance Committee each receive $2,000 for each day or portion thereof spent attending these meetings. The Company pays the Chairman of the Audit Committee $2,500 and each outside director who is a member of the Committee $2,000 for each day or portion thereof spent attending these meetings. Outside directors who are members of the Compensation Committee each receive $1,500 a day or portion thereof spent attending these meetings. If any Committee meeting is held on the same day as a Board meeting, Committee members are paid $500 in lieu of their normal Committee meeting fee. The Company also pays each director $500 for participation in Board or Committee conference calls. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and Committee meetings.

    Pursuant to the Company's 2004 Stock Option Plan nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term determined by the Compensation and Stock Option Committee, but not greater than ten years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant.

    Historically, directors received annual option grants in May of each year. In January 2004, as the result of a decision by the Board of Directors to move the grant date for directors to coincide with grants made to employees of the Company, typically in December of each year, each of Messrs. Bowerman, DeMott, Marquez, Vescovi, Meese and Dr. Blanck received an option to purchase 30,000 shares of Common Stock at an exercise price of $4.98 per share. Continuing this policy, in December 2004 each of Messrs. Bowerman, DeMott, Marquez, Vescovi, Meese and Dr. Blanck received an option to purchase 25,000 shares of Common Stock at an exercise price of $4.78 per share.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2004, the Committee was composed of George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. All of the persons who served on the Committee during 2004 were and still are outside directors of the Company.

 Compensation and Stock Option Committee Report

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each of the other executive officers of the Company whose combined salary and bonus for the fiscal year ended December 31, 2004 exceeded $100,000.

 Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with Company values and objectives, business strategies and financial performance. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

 * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company; and

 * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels and to provide equity ownership in the Company.

    Through   these  objectives,   the  Company   integrates  its   executive
 compensation program with its annual and long-term strategic planning.

    Against the foregoing, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

 Fiscal 2004 Compensation

    For fiscal 2004, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus granted on a discretionary basis by the Committee and payable in cash, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Chairman of the Board of Directors in collaboration with the Committee. The CEO's evaluation is also presented to the Board of Directors for their discussion and comment.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

    Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of a bonus of $5,000 to Robert W. Schnitzius, Vice President and Chief Financial Officer based on the performance of the operations under his responsibility.

 Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 2004 Stock Option Plan. The Committee grants stock options with the goal of providing compensation and incentive to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate. Each of the 2004 option awards to executive officers of the Company was made in accordance with the Company's 2004 Stock Option Plan.

 CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 1995. The CEO's 2004 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size. Dr. Turner was not paid a bonus for 2004.

 Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2004 adequately reflected the Company's compensation goals and policies.

 Dated:  March 16, 2005
                               By the Members of the Committee:
                               George DeMott, Chairman
                               R. Dale Bowerman
                               Selvi Vescovi


 Summary Compensation

    The  following table  sets forth  certain summary  information  regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive  officer of the Company whose  combined salary and  bonus for  the  fiscal year  ended  December 31,  2004  exceeded
 $100,000 (collectively,  the  "named  executive  officers")  for  the  years indicated.
                          Summary Compensation Table
                          --------------------------
                                                                           Long Term
                                                                         Compensation
                                    Annual Compensation                     Awards
                              -------------------------------------------------------
                                                                Other      Securities
         Name and                                               Annual     Underlying     All Other
    Principal Position        Year      Salary    Bonus (1)  Compensation   Options    Compensation (2)
    ------------------        ----      ------    ---------  ------------   -------    ----------------
 Carlton E. Turner, Ph.D.,    2004    $374,086    $      0        _          25,000        $    675
   D.Sc., President and       2003    $339,780    $      0        _          30,000        $  5,262
   Chief Executive Officer    2002    $314,780    $      0        _          70,000        $  9,651

 Robert W. Schnitzius, Vice   2004    $188,093    $  5,000        _           5,000        $  7,479
   President and Chief        2003    $174,729    $      0        _          10,000        $  7,000
   Financial Officer          2002    $164,469    $  5,000        _          15,000        $  6,579

 Kenneth M. Yates, D.V.M.,    2004    $186,338    $      0        _          20,000        $      0
   President, DelSite         2003    $174,586    $      0        _               0        $      0
   Biotechnologies, Inc.      2002    $181,166    $      0        _          25,000        $      0

 ----------------------------
 (1) Each bonus for 2004 and 2002 was paid in cash.

 (2) Amounts represent the Company's matching contribution to the officer's
     401(k) account.


 Option Grants

    The following table sets forth certain information relating to options granted under the Company's 1995 and 2004 Stock Option Plans to the named executive officers in fiscal year 2004.

             Options Granted During Year Ended December 31, 2004
             ---------------------------------------------------
                                                                            Potential Realizable
                                                                               Value at Assumed
                                                                            Annual Rates of Stock
                                                                            Price Appreciation for
                                      Individual Grants                         Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of    % of Total
                        Securities      Options
                        Underlying    Granted to    Exercise
                          Options    Employees in    Price     Expiration
                          Granted     Fiscal Year    ($/Sh)       Date         5%          10%
                      -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner,     25,000 (2)      16.4%        $4.78      12/09/14    $75,153     $190,452
   Ph.D., D.Sc.

 Robert W. Schnitzius    5,000 (2)       3.3%        $4.78      12/09/14    $15,031     $ 38,090

 Kenneth M. Yates,      20,000 (2)      13.2%        $4.00      03/12/14    $60,122     $152,362
   D.V.M.

 (1) The assumed  five  percent   and  ten  percent  rates  of  stock   price
     appreciation are specified by the  Securities and Exchange  Commission's
     proxy  rules and  do  not  reflect expected  actual  appreciation.   The
     amounts shown  represent the assumed  values of the  stock options (less the exercise prices) at the end of the ten-year periods beginning on the dates of grant and ending on the option expiration dates.

 (2) Incentive stock option with a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option becomes exercisable with respect to one-half of the shares covered thereby in each year in the two-year period beginning one year after the date of grant.


 Option Exercises and Year-End Values

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 2004, and outstanding options held at that date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December
 31, 2004 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 2004, in accordance with Securities and Exchange Commission rules.

                  Aggregated Option Exercises in Fiscal Year
          Ended December 31, 2004 and Fiscal Year-End Option Values
          ---------------------------------------------------------

                                             Number of Securities        Value of Unexercised
                       Shares                Underlying Unexercised         In-the-Money
                      Acquired               Options at  12/31/04        Options at 12/31/04
                         on        Value
   Name               Exercise   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,          -          -     242,000      40,000        $598,575    $ 28,050
   Ph.D., D.Sc.

 Robert W. Schnitzius        -          -     110,000      10,000        $346,600    $  9,350

 Kenneth M. Yates,      20,000   $ 91,796      76,930      20,000        $113,275    $ 42,600
   D.V.M.


 Equity Compensation Plans

      The following table sets forth information regarding the Company's compensation plans (including individual compensation arrangements) under which shares of the Company's Common Stock the Company has authorized for issuance as of December 31, 2004.

                          Equity Compensation Plans
                          -------------------------
                                                                Number of
                                                           Securities Remaining
                        Number of                             Available for
                      Securities to                          Future Issuance
                        Be Issued        Weighted-Average      Under Equity
                      upon Exercise      Exercise Price        Compensation
                      of Outstanding     of Outstanding      Plans (Excluding
                     Options, Warrants  Options, Warrants  Securities Reflected
                        and Rights         and Rights         in Column (a))
 Plan Category              (a)               (b)                  (c)
 ------------------- -----------------  -----------------  --------------------
 Equity Compensation
 Plans Approved by
 Security Holders        1,822,277           $3.38                663,396

 Equity Compensation
 Plans Not Approved
 by Security Holders             0               0                      0
                         ---------           -----              ---------
 Total                   1,822,277           $3.38                663,396


 Employee Stock Purchase Plan

    The Company has an Employee Stock Purchase Plan under which employees may purchase Common Stock at a price equal to the lesser of 85% of the market price of the Company's Common Stock on the last business day preceding the enrollment date (defined as January 1, April 1, July 1 or October 1 of any plan year) or 85% of the market price on the last business day of each month. A maximum of 1,250,000 shares of Common Stock was reserved for purchase under this plan. As of December 31, 2004, a total of 927,000 shares had been purchased by employees at prices ranging from $0.77 to $29.54 per share.

 Stock Options

    The Company has an incentive stock option plan which was approved by the shareholders in 2004 under which incentive stock options and nonqualified stock options may be granted to employees, consultants and non-employee directors. Options are granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which must be granted at a price no less than 110% of the market value. Employee options are normally granted for terms of 10 years. Options granted in 2004 vest at the rate of 50% per year beginning on the first anniversary of the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 500,000 shares of Common Stock for issuance under this plan. As of December 31, 2004, options to purchase 340,050 shares were available for future grants under the plan.

    The Company also has an incentive stock option plan which was approved by the shareholders in 1995 under which incentive stock options and nonqualified stock options may be granted to employees, consultants and non-employee directors. Options are granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which must be granted at a price no less than 110% of the market value. Employee options are normally granted for terms of 10 years. Options granted prior to December 1998 normally vested at the rate of 25% per year beginning on the first anniversary of the grant date. Options granted in or subsequent to December 1998 normally vested at the rate of 33-1/3% per year beginning on the first anniversary of the grant date, but certain options granted in December 1998, 1999 and 2001 were 25%, 50% or 100% vested on the grant date, with the remainder of each option vesting in equal installments on the first, second and third anniversaries of the grant date. Options granted subsequent to March 2001 normally vest the rate of 50% per year beginning on the first anniversary of the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 2,250,000 shares of Common Stock for issuance under this plan. As of December 31, 2004, options to purchase 66 shares were available for future grants under the plan. The Plan expires on April 1, 2005 after which no additional grants may be made under the plan. In accordance with the provision of the plan, all options issued under the plan and outstanding on the expiration date of the plan shall remain outstanding until the earlier of their exercise, forfeiture or lapse.

 Stock Warrants

    From time to time, the Company has granted warrants to purchase Common Stock to the Company's research consultants and other persons rendering services to the Company. The exercise price of such warrants is normally the market price or in excess of the market price of the Common Stock at date of issuance.


 Performance Graph

    The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group (2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CARRINGTON LABORATORIES, INC.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                                            Cumulative Total Return (1)
                                 ---------------------------------------------
                                 12/99   12/00   12/01   12/02   12/03   12/04
                                 -----   -----   -----   -----   -----   -----

 Carrington Laboratories, Inc.  100.00   50.00   51.05   45.50  206.00  306.50

 Nasdaq Stock Market (1)        100.00   60.30   45.49   26.40   38.36   40.51

 Peer Group (2)                 100.00  188.08  198.98  190.05  248.86  193.38

 -----------------------------
 (1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1999 in the Company's Common Stock, The Nasdaq Stock Market - U.S. Index.

 (2) The Peer Group comprises the following companies: Cell Therapeutics Inc., Cellegy Pharmaceuticals Inc., Collagenex Pharmaceuticals Inc., Columbia Labs Inc., Cubist Pharmaceuticals Inc., Depomed, Inc., Draxis Health, Inc., Dusa Pharmaceuticals Inc., Forest Laboratories, Inc., Immunogen Inc., Insite Vision Inc., KOS Pharmaceuticals Inc., Nastech Pharmaceutical Inc., Natures Sunshine Products Inc., Noven Pharmaceuticals, Inc., Onyx Pharmaceuticals, Inc., Inc., Quigley Corp., Regeneron Pharmaceuticals, Sciclone Pharmaceuticals, Inc., Spectrum Pharmaceuticals, Inc., Titan Pharmaceuticals Inc., Viropharma Inc. and Weider Nutrition International, Inc. The following company was previously included in the Company-constructed Peer Group, but has been omitted from the Peer Group: Atrix Labs Inc., was acquired by QLT-USA as a subsidiary and is no longer listed on an exchange.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2004, no late reports were filed by any Section 16(a) reporters. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.


                            SHAREHOLDER PROPOSALS

    The 2006 annual meeting of the shareholders of the Company is scheduled to be held on May 18, 2006. Shareholder proposals for inclusion in the Company's proxy materials for the 2006 annual meeting of shareholders must be received by the Company at its office in Irving, Texas, addressed to the Secretary of the Company, no later than 120 days in advance of the date that is one year after this Proxy Statement is first distributed to shareholders; provided, that if the 2006 annual meeting of shareholders is changed by more than 30 days from the presently contemplated date, then proposals must be received a reasonable time in advance of the meeting.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2004 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Additional copies of the 2004 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Maria Mitchell, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                    By Order of the Board of Directors

                                    /s/ George DeMott
                                    ---------------------
                                    George DeMott
                                    Chairman of the Board

 Irving, Texas
 April 14, 2005

                                                                   APPENDIX A
                                                                   ----------
                        CARRINGTON LABORATORIES, INC.

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                   CHARTER


 I.   PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:


        * serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system,

        * in its sole discretion, select, retain and, when necessary, replace the Corporation's independent auditors,

        * review and appraise the audit efforts of the Corporation's independent accountants,

        * pre-approve audit engagement fees, internal control-related fees and permitted non-audit services and fees to be performed for the Company by the external auditor in accordance with the annual pre-approval policy for audit and non-audit engagements, and

        * provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill those responsibilities by carrying out the activities enumerated in Section IV of the Charter.

      In discharging its responsibilities, the Audit Committee shall have the power to conduct or authorize investigation into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or other consultants to assist the Committee.

 II.  COMPOSITION

      The Audit Committee shall be comprised of three or more directors as affirmatively determined by the Board upon the recommendation of the Board Governance Committee, each of whom shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Each member of the Audit Committee shall meet all requirements for independence and experience promulgated by the National Association of Securities Dealers, Inc.,
      Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"), as applicable to the Corporation. The Board shall endeavor to ensure that at least one member of the Audit Committee qualifies as an "audit committee financial expert" under applicable law.

      Notwithstanding the preceding paragraph, one director who is not independent and is not a current employee of the Corporation or an immediate family member of such an employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, (i) determines that such director's membership on the Audit Committee is required by the best interests of the Corporation and its shareholders, and (ii) discloses the nature of the relationship and the reasons for that determination in the Corporation's next annual proxy statement subsequent to such determination. Any member appointed to the Audit Committee pursuant to the provisions of this paragraph may not serve longer than two years and may not serve as chairman of the Audit Committee.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board to serve until the next annual organizational meeting of the Board and until their respective successors shall be duly elected and qualified or until their earlier respective death, resignation, disqualification or removal. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

      The Audit Committee may form and delegate authority to subcommittees where appropriate. The Audit Committee may delegate one or more designated members of the Audit Committee the authority to grant pre-approvals of non-audit work by the independent auditors in accordance with applicable laws, provided that the decisions of such member or members to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

 III. MEETINGS

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. As part of its job to foster open communication, the Audit Committee should meet not less frequently than quarterly with management (including the chief financial officer and chief accounting officer) and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately and to confirm that the independent auditors have had full, free and unrestricted access to all Corporation records, property, personnel and operations during the course of their audits. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Corporation's financial statements.

 IV.  RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

      Documents/Reports Review
      ------------------------

      1. Review and reassess the adequacy of this Charter on an annual basis and recommend any proposed modifications to the Board of Directors.

      2. Review the Corporation's annual financial statements, related footnotes and any financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

      3. Review with financial management and the independent accountants each Form 10-Q prior to its filing or prior to the release of earnings.

      4.   Review  the  Corporation's  earnings  press  releases,   financial
           information and earnings guidance provided to analysts and rating agencies prior to release.

      5.   Review  the  principal  executive  officer's  and  the   principal
           financial officer's certification of annual and quarterly reports to the SEC.

      6. Review management's report on internal control over financial reporting and the external auditor's attestation of the report.

      Independent Auditors
      --------------------

      7. Exercise its sole discretion in determining the appointment, funding and discharge of the Corporation's independent auditors. The Audit Committee will only enter into agreements for audit services with registered public accounting firms in good standing with the Public Company Accounting Oversight Board.

      8. At least annually, (i) obtain from the accountants a formal written statement delineating all of their relationships with the Corporation, consistent with applicable standards promulgated by the Independence Standards Board, and a report on its internal quality control procedures and any significant issues raised by recent internal, peer or governmental reviews, inquiries and/or investigations and (ii) actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence. The Audit Committee shall also recommend from time to time appropriate action to be taken by the Board to oversee the independence of the accountants.

      9. Periodically consult with the independent auditors out of the presence of management about internal control and the fullness and accuracy of the Corporation's financial statements.

      10. Review and pre-approve all auditing services, internal control-related services and permitted non-audit services (including fees and terms thereof) to be performed for the Corporation by its independent auditors in accordance with applicable laws.

      11. Review a formal written statement, received from the independent auditors annually, of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Corporation's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year; and (ii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

      12. Instruct the independent auditors that the independent auditors are ultimately responsible to, and shall report directly to, the Audit Committee and are to report directly to the Audit Committee any serious difficulties or disagreements with management.

      13.  Review and discuss reports from the independent auditors on:

           *  all critical accounting policies and practices to be used;

           * all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

           * other material written communications between the independent auditor and management.

      14. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act and assurance that Section 10A(b) of the Exchange Act has not been implicated.

      15. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who were engaged on the Corporation's account.


      Financial Reporting Processes
      -----------------------------

      16. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

      17. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

      18. Consider and recommend to the Board, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

      19.  With respect to reporting and recommendations:

           * to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Commission;

           * to review this Charter at least annually and recommend any changes to the full Board; and

           * to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, including recommending to the Board whether the audited financial statements should be included in the Corporation's Form 10-K.

      Process Improvement
      -------------------

      20. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      21. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      22. Review the scope and approach of the annual audit, including the identification of business and financial risks and exposures, with the independent auditor.

      23. Review and resolve any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      24. Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Board, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

      25. Periodically evaluate the need for an internal audit function for the Corporation.

      26. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      27. Complete an annual performance evaluation of the Audit Committee in accordance with pre-specified guidelines outlined by the Audit Committee and the Board Governance Committee.


      Ethical and Legal Compliance
      ----------------------------

      28. Review and update periodically the Corporation's Business Conduct Policy and ensure that management has established a system to enforce this Policy.

      29. Review management's monitoring of the Corporation's compliance with its Business Conduct Policy and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

      30. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      31. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      32. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.


      Limitation of Audit Committee's Role
      ------------------------------------

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.



                               Adopted by Audit Committee on January 26, 2005

                               [ PROXY CARD ]


                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2005

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 21, 2005, at the Annual Meeting of Shareholders of  the

 Company to be  held on May  19, 2005, at  8:30 a.m. local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2004 Annual Report to Shareholders is hereby acknowledged.


                 (Continued and to be Signed on Reverse Side)

                  The directors recommend a vote FOR Item 1


 1.   ELECTION OF DIRECTORS.                                Nominees:
      [ ]  FOR nominees       [ ]  WITHHOLD AUTHORITY   Ronald R. Blanck, D.O.
           listed at right         to vote for          R. Dale Bowerman
           (except as marked       nominees listed      Edwin Meese, III
           to contrary below)      at right


      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)
                   _________________________________________________

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, FOR ITEM 1 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

      The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2005  ____________________________________________________
                                         Signature*

                         ____________________________________________________
                                         Signature of joint owner*

 * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.